UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011 (January 4, 2011)

SILVERADO GOLD MINES LTD.
(Exact name of Registrant as specified in charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1111 West Georgia Street, Suite 1820
Vancouver, British Columbia, Canada V6E 4M3
(Address of principal executive offices)

Registrant’s telephone number, including area code: 1 (800) 665-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

Silverado Gold Mines Ltd. is filing this Amendment No. 1 to its Periodic Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on January 11, 2011, in order to amend and restate that Report to clarify the disclosures made therein.

SILVERADO GOLD MINES LTD.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4.01	Changes in Registrant’s Certifying Accountant

On January 4, 2011, Silverado Gold Mines Ltd. (the “Registrant”) dismissed Mallah Furman (“Mallah”) as the Registrant’s independent registered public accounting firm.

The reports of Mallah on the financial statements of the Registrant for the years ended November 30, 2009 and November 30, 2008, and from December 1, 2009 through January 4, 2011, did not contain an adverse opinion, disclaimer of opinion or qualified opinion; however, the reports were modified as to the uncertainty of the Registrant to continue as a going concern due to its dependence on outside financing, lack of sufficient working capital and its recurring losses. The decision to change accountants was recommended and approved by the Audit Committee of the Registrant’s Board of Directors.

During the Registrant’s two most recent fiscal years ended November 30, 2009 and 2008, and from December 1, 2009 through January 4, 2011, (i) there were no disagreements with Mallah on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to Mallah’s satisfaction, would have caused Mallah to make reference to the subject matter of such disagreements in connection with its reports on the Registrant’s consolidated financial statements for such years, and (ii) there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Mallah with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Mallah to furnish the Registrant with a letter addressed to the SEC stating whether or not Mallah agrees with the above statements. A copy of Mallah’s letter dated January 19, 2011 is attached hereto as Exhibit 16.1 to this Form 8-K.

Based on the Audit Committee’s approval, on January 4, 2011, the Registrant selected Manning Elliott LLP (“Manning”) as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2010. During the Registrant’s two most recent fiscal years ended November 30, 2009 and 2008 and from December 1, 2009 through January 4, 2011, neither the Registrant nor anyone on its behalf consulted Manning regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written report or oral advice was provided to the Registrant that Manning concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Document
16.1	Letter from Mallah Furman, dated January 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 19, 2011	Silverado Gold Mines Ltd.

	By:	/s/ Garry L. Anselmo
Garry L. Anselmo,
Chief Executive Officer